MERRILL LYNCH MUNICIPAL BOND FUND, INC.

SUPPLEMENT DATED OCTOBER 25, 2002 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 25, 2002

The following information supplements the information contained in the sections of the Statement of Additional Information entitled “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” and “Redemption of Shares—Deferred Sales Charge—Class B and Class C Shares” and supersedes such information for the period from October 25, 2002 through and including November 30, 2002:

For the period from October 25, 2002 to November 30, 2002, purchases of Class B shares of the Insured Portfolio and the National Portfolio will be subject to the four-year contingent deferred sales charge (“CDSC”) schedule set forth below rather than the six-year CDSC schedule set forth in the Statement of Additional Information, and purchases of Class B shares of the Limited Maturity Portfolio will be subject to the one-year CDSC schedule set forth below rather than the three-year CDSC schedule set forth in the Statement of Additional Information.

Insured Portfolio and National Portfolio
Years Since Purchase	Sales Charge*
0 – 1	4.00%
1 – 2	3.00%
2 – 3	2.00%
3 – 4	1.00%
4 and thereafter	0.00%

Limited Maturity Portfolio

Year Since Purchase	Sales Charge*
0-1	1.00%
1 and thereafter	0.00%

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

Effective December 1, 2002, purchases of Class B shares will be subject to the six year CDSC schedule for the Insured Portfolio and the National Portfolio and the three year CDSC schedule for the Limited Maturity Portfolio set forth in the Prospectus and the Statement of Additional Information.

CODE # 10130-1002ALL